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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 12, 2010

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                        ORE PHARMACEUTICAL HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-23317                  27-1088078
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                           One Main Street, Suite 300
                         Cambridge, Massachusetts 02142
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (617) 649-2001

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a), (c), (d), (e) and (f): Not applicable.


(b) On February 12, 2010, James W. Fordyce informed Ore Pharmaceutical Holdings Inc. (the "Company") of his resignation from the board of directors of the Company effective as of February 12, 2010. The Company believes that Mr. Fordyce's decision to resign was not due to any disagreement on any matters relating to the Company's operations, policies or practices.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ORE PHARMACEUTICAL HOLDINGS INC.



Dated: February 12, 2010               /s/ BENJAMIN L. PALLEIKO
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                                       Benjamin L. Palleiko
                                       Senior Vice President and Chief Financial
                                       Officer